Earnings Conference Call First Quarter 2021 April 20, 2021 – 9:00am CT Exhibit 99.2

2 Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Annual Report on Form 10-K for 2020 and Quarterly Reports on Form 10-Q, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the first quarter, which are available on Dover’s website.

3 Free Cash Flow(1) +320 bps Adj. Segment EBIT Margin(1) to 19.1% +$110M Y-o-Y +560 bps to 7.8% of Revenue Q1 2021 Highlights (1) Non-GAAP measures (definitions and reconciliations in appendix) (2) See performance measures definitions in appendix (3) Refer to definition of total segment earnings (EBIT) margin in appendix Mar-20Mar-19 Mar-21 1.6 1.4 2.2 $ Billions Revenue growth: 10% - 12% (All-in) EPS: $5.92 - $6.02 (GAAP); $6.75 - $6.85 (Adjusted(1)) Revenue +27% organic(2) Book-to-bill(2): 1.25, >1 across all segments +9% organic(1) Growth in all segments Diluted EPS +30% Adjusted Diluted EPS(1) to $1.81 +13% Y-o-Y at $1.9B Bookings(2) +31% Y-o-Y to $2.3B Segment EBIT Margin(3) +310 bps to 19.0% +309% Y-o-Y +33% Y-o-Y to $1.61 Backlog(2) +39% Y-o-Y growth rate FY ’21 Guidance Revised upward

Summary Corporate Q1 Results

		Q1 2021	Highlights and Comments
Revenue change (Y-o-Y)	All-in	13%	▪ Y-o-Y growth in all segments
	Organic[1]	9%	▪ Q1 FX impact: +3%; acquisitions (net of divestitures) +1%
Bookings change (Y-o-Y)	All-in[2]	+31%	▪ Q1 book-to-bill[2]: 1.25; bookings up Y-o-Y in all five segments
	Organic[2]	+27%	▪ Backlog +39% Y-o-Y; up across all five segments
Segment EBIT margin improvement (Y-o-Y)	Reported[3]	+310 bps	▪ Accretion driven by volume and productivity initiatives
	Adjusted[1]	+320 bps	▪ 44% Y-o-Y Adj. EBIT conversion margin[1]
Earnings	Reported	$233M	▪ Reported Q1 Y-o-Y change: +32%
	Adjusted[1]	$263M	▪ Adjusted[1] Q1 Y-o-Y change: +29%
Diluted EPS	Reported	$1.61	▪ Reported Q1 Y-o-Y change: +33%
	Adjusted[1]	$1.81	▪ Adjusted[1] Q1 Y-o-Y change: +30%
Free Cash Flow (% of)[1]	Revenue	8%	▪ Q1 FCF[1] up $110M (+309%) Y-o-Y
	Adj. Earnings	56%	
Guidance and other activities			▪ 2021 revised guidance: – Revenue growth: 10% - 12% (All-in) – EPS: $5.92 - $6.02 (GAAP); $6.75 - $6.85 (Adjusted[1])

(1) Non-GAAP measures (definitions and/or reconciliations in appendix)
(2) See performance measures definitions in appendix
(3) Refer to definition of total segment earnings (EBIT) margin in appendix

4

DOVER

Segment Results

Segment	Q1 2021[1] Revenue ($M) / *Organic Change %*	Q1 2021[1] Adj. EBIT % / *bps Δ Y-o-Y*	Performance Commentary
DEP	$428 *+2%*	17.0% *+0 bps*	▪ Top line strength in vehicle aftermarket, industrial automation, and aerospace & defense ▪ Backlog[2] up $109M Y-o-Y (+24%); book-to-bill[2] 1.23; organic bookings[2] up 25% driven by strong orders in waste handling and vehicle aftermarket
DFS	$390 *+3%*	17.1% *+180 bps*	▪ Strength in NA retail fueling and system business in Europe, improvement in vehicle wash; continued softness in Asia and fuel transport ▪ Backlog[2] up $27M Y-o-Y (+13%); book-to-bill[2] 1.08; organic bookings[2] up 7% on activity in NA retail fueling and vehicle wash
DII	$284 *+4%*	20.3% *+10 bps*	▪ Solid demand in marking & coding. Textile printing improving, but large printer sales remain low ▪ Backlog[2] up $28M Y-o-Y (+17%); book-to-bill[2] 1.03; organic bookings[2] slight increase driven by FMCG and industrial marking & coding orders
DPPS	$394 *+18%*	30.8% *+890 bps*	▪ Good growth in biopharma connectors and pumps, coupled with strength in industrial pumps and polymer processing. Activity in compression stabilized ▪ Backlog[2] up $141M Y-o-Y (+36%); book-to-bill[2] 1.40; organic bookings[2] up 44% on double-digit growth across all operating units, except precision components
DRFE	$372 *+18%*	10.2% *+450 bps*	▪ Strong demand in food retail, heat exchangers, and can making. Gradual improvement in foodservice equipment, particularly from restaurant chains ▪ Backlog[2] up $321M Y-o-Y (+90%) to $677M, driven by can making and food retail ($269M and $336M as of 3/31/21, respectively); book-to-bill[2] 1.44; organic bookings[2] up 51% driven by double-digit growth across all four operating units within the segment

(1) Non-GAAP (definitions and reconciliations in appendix)
(2) See performance measures definitions in appendix

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DOVER

6 Q1 2020 Revenue & Bookings Q1 2021 Revenue Change in Organic Revenue(1): +$145M, or +8.8% DII ACQ./ DISP. (2) DFS DPPS DRFE FX Q1 2021 Q1 2020 ACQ./ DISP. (3) FXDEP DPPSDFS DII DRFE Q1 2021 Note: $ in millions. Numbers may not add due to rounding Q1 2021 Bookings(4) Change in Organic Bookings(4): +$473M, or +26.5% (1) Non-GAAP measure (definition and reconciliation in appendix) (2) Acquisitions: $21M, dispositions: $5M DEP ($M) 1,656 11 51 1,868579 599 ($M) 15 27 54 2,332180103 1630 211,785 Q1 2021 % of Revenue 7% 24% 3% 56% 10%ASIA OTHER EUROPE OTHER AMER. US (5)% 20% 13% 3% 7% Q1 ’21 Organic Rev Growth(1) Organic Organic (3) Acquisitions: $27M, dispositions: $6M (4) See performance measure definitions in appendix

7 Q1 2021 Adjusted Segment EBIT and Adjusted Net Earnings SEGMENT EBIT ACQ. AMORT. GAIN ON SALE CORP. EXPENSE GAAP EARNINGS RIGHT SIZING ADJ. EARNINGS INT./TAX EXPENSE ADJ. EARNINGS ACQ. AMORT. RIGHT SIZING GAAP EARNINGS Change in Adjusted Net Earnings (3) +$60M 176 6 -5 26 203 94 -14 -21 263 -27 Q1 2020 Q1 2021 ($M) Note: $ in millions. Numbers may not add due to rounding 233-3 DIIADJ. EBIT D&A (1) ADJ. EBITDA DEP DPPSDFS DRFE ADJ. EBITDA D&A (2) ADJ. EBIT 19.9% 19.1% Change in Adjusted Segment EBIT (3) +$94M Q1 2021 264 329 64 357 ($M)52 15.9% Q1 2020 -6812 21 22.7% 42465 (1) Depreciation: $31M, Amortization: $34M (2) Depreciation: $32M, Amortization: $36M (3) Non-GAAP measures (definitions and reconciliations in appendix) 12.3% 14.1% +180 bps +280 bps

8 Q1 2021 Free Cash Flow 12.3% (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities (2) Non-GAAP measures (reconciliations and definitions in appendix) Note: Numbers may not add due to rounding $M Q1 ’21 Q1 ’20 ∆ Net earnings 233 176 +57 Adjustment for gain on disposition - (7) +7 D&A 74 69 +5 Change in working capital (128) (122) -6 Change in other(1) (2) (40) +38 Cash flow from operations 177 76 +101 Capex (31) (40) +9 Free cash flow(2) 146 36 +110 FCF % of revenue(2) 7.8% 2.2% +560 bps FCF % of adj. earnings(2) 56% 18% +3,790 bps

9 Trends and Business Outlook Segment Comments DEP  Strength in vehicle aftermarket, industrial automation, and aerospace & defense  Waste handling backlog improved in Q1; shipments levered toward H2 ‘21  Industrial winches trending above expectation but recovery levered toward H2 ‘21 DFS  Sustained strength in NA Retail Fueling, growth in software/systems business in Europe  Recovery in vehicle wash on built-up demand, robust trends in recently-acquired ICS  US EMV becoming a headwind in H2 ‘21 DII  Stable growth in marking & coding supported by improving activity in serialization software  Rebound in textile printer demand expected in H2 ’21 DPPS  Strength in biopharma pumps and connectors  Robust outlook for industrial pumps, plastics & polymer improvement on strong bookings and backlog  Recovery in precision components, particularly energy, with robust improvement in China underway DRFE  Robust food retail demand particularly natural refrigerants, specialty, small format, digital doors; backlog at the highest level since 2014  Beverage can making fully booked for ’21. Growth in heat exchangers across all geographies and end-markets. Capacity additions underway in both businesses  Commercial foodservice (<10% of segment) recovering in chains, institutional market recovery in H2 ’21

10 FY2021 Guidance Update (1) Non-GAAP measure (definition and/or reconciliation in appendix) Euro/Dollar assumption: 1.18 Initial Guide Revised Guide All-in Revenue Growth 8-10% 10-12% EPS GAAP Adj.(1) $5.42 - $5.62 $6.25 - $6.45 $5.92 - $6.02 $6.75 - $6.85 Tax rate 21% - 22% No change Free Cash Flow(1) % of Revenue 11% - 13% No change Capex ~$175 – 200 million No change +2 ppt +$0.40 - $0.50

11 2021 Recovery Expected to Result in Solid Through-Cycle Performance $7.0B $7.1B $6.7B 18.2% $7.4 – 7.5B 16.7% 14.8% 2018 16.6% 2019 2020 2021E Adj. Segment EBIT Margin (%) Revenue ($B) $4.97 $5.93 $5.67 1 2 3 4 5 6 7 8 9 202020192018 2021E $6.75-$6.85 +11% CAGR (1) Non-GAAP measure (definitions and/or reconciliations in appendix) (2) Mid-point Revenue and Adj. Segment EBIT Margin(1) Adj. Earnings Per Share(1) Prior guidance(2) Prior guidance(2)25-35% conversion(1) 2021 trajectory on track for multi-year 100+ bps/yr margin expansion plan

12 Appendix

13 Q1 2020 to Q1 2021 Revenue and Bookings Bridges by Segment Note: Numbers may not add due to rounding DEP DFS DII DPPS DRFE Total 408 360 257 320 312 1,656 9 11 9 59 57 145 9 10 12 12 8 51 1 9 6 4 (5) 15 428 390 284 394 372 1,868 DEP DFS DII DPPS DRFE Total 415 373 273 369 355 1,785 103 27 0 163 180 473 9 11 11 15 8 54 2 11 10 4 (6) 21 528 423 294 551 537 2,332 ($ in millions) Q1 2020 Revenue Bookings Bridge by Segment ($ in millions) Acquisitions / Dispositions Q1 2021 Revenue Organic Growth FX Revenue Bridge by Segment FX Q1 2021 Bookings Q1 2020 Bookings Organic Growth Acquisitions / Dispositions

14 Organic Revenue and Bookings Bridges Revenue Bookings 2.3% 24.8% 3.0% 7.3% 3.7% 0.1% 18.4% 44.0% 18.3% 50.7% 8.8% 26.5% 1.2% 1.5% -0.3% -0.3% 3.1% 3.0% Total 12.8% 30.7% Geographic Revenue Growth Factors Q1 2021 6.9% 3.0% 12.7% 19.8% -4.7% 8.8% 1.2% -0.3% 3.1% Total 12.8% Currency translation Organic Refrigeration & Food Equipment Total Organic Engineered Products Pumps & Process Solutions Fueling Solutions Imaging & Identification Q1 2021 Organic Growth Segment Growth Factors Acquisitions Dispositions Currency translation Organic US Other Americas Europe Asia Other Total Organic Acquisitions Dispositions Note: Numbers may not add due to rounding

15 Reconciliation of Q1 2021 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs DEP DFS DII DPPS DRFE Total 428 390 284 394 372 1,868 - - - - - 233 - - - - - 39 - - - - - 26 - - - - - 56 69 66 57 124 38 354 16.1% 17.1% 20.0% 31.4% 10.2% 19.0% 4 0 1 (2) (0) 3 73 67 58 122 38 357 17.0% 17.1% 20.3% 30.8% 10.2% 19.1% 11 19 9 17 12 68 83 86 67 139 50 424 19.5% 22.0% 23.5% 35.1% 13.4% 22.7% Q1 2021 ($ in millions) Revenue Net earnings Add back: Adjusted EBITDA - Segment Adjusted EBITDA % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Corporate expense Adjusted EBIT % Adjusted depreciation and amortization expense(1) Interest expense, net Adjusted EBIT - Segment Note: Numbers may not add due to rounding

16 Reconciliation of Q1 2020 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment DEP DFS DII DPPS DRFE Total 408 360 257 320 312 1,656 - - - - - 176 - - - - - 24 - - - - - 26 - - - - - 37 69 53 51 66 24 264 16.9% 14.9% 20.1% 20.7% 7.5% 15.9% - 1 - 4 1 7 - - - - (7) (7) 69 55 52 70 18 264 17.0% 15.3% 20.2% 21.9% 5.7% 15.9% 10 18 9 16 12 65 80 73 61 86 29 329 19.5% 20.4% 23.6% 27.0% 9.4% 19.9% Corporate expense Adjusted EBIT - Segment Adjusted EBIT % Adjusted depreciation and amortization expense (1) Interest expense, net Gain on Disposition Q1 2020 ($ in millions) Revenue Net earnings Add back: Adjusted EBITDA - Segment Adjusted EBITDA % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs Note: Numbers may not add due to rounding

17 Reconciliation of Adjusted Net Earnings to Net Earnings and Calculation of Adjusted Diluted EPS under U.S. GAAP Note: Numbers may not add due to rounding ($ in millions, except per share data) Q1 2021 Q1 2020 FY 2020 FY 2019 FY 2018 Net earnings from continuing operations ($) 233 176 683 678 591 Acquisition-related amortization, pre tax 36 34 139 138 146 Acquisition-related amortization, tax impact (9) (8) (34) (35) (37) Rightsizing and other costs, pre tax 4 8 51 32 73 Rightsizing and other costs, tax impact (1) (2) (11) (7) (15) Gain on disposition, pre tax - (7) (5) - - Gain on disposition, tax impact - 2 1 - - Loss on extinguishment of debt, pre-tax - - - 24 - Loss on extinguishment of debt, tax impact - - - (5) - Loss on assets held for sale - - - 47 - Tax Cuts and Jobs Act - - - - (3) Adjusted net earnings from continuing operations ($) 263 203 824 872 756 Adjusted net earnings margin 14.1% 12.3% 12.3% 12.2% 10.8% Weighted average shares outstanding – diluted 145 146 145 147 152 Diluted EPS from continuing operations ($) 1.61 1.21 4.70 4.61 3.89 Acquisition-related amortization, pre tax 0.25 0.23 0.95 0.94 0.96 Acquisition-related amortization, tax impact (0.06) (0.06) (0.24) (0.24) (0.24) Rightsizing and other costs, pre tax 0.03 0.05 0.35 0.22 0.48 Rightsizing and other costs, tax impact (0.01) (0.01) (0.07) (0.06) (0.10) Gain on disposition, pre tax - (0.04) (0.03) - - Gain on disposition, tax impact - 0.01 0.01 - - Loss on extinguishment of debt, pre-tax - - - 0.16 - Loss on extinguishment of debt, tax impact - - - (0.04) - Loss on assets held for sale - - - 0.32 - Tax Cuts and Jobs Act - - - - (0.02) Adjusted diluted EPS from continuing operations ($) 1.81 1.39 5.67 5.93 4.97

18 Reconciliation of FY 2020, FY 2019, and FY 2018 Earnings from Continuing Operations to Adj. Segment EBIT and Calculation of Adj. EBIT Margin FY 2020 FY 2019 FY 2018 6,684 7,136 6,992 683 678 591 127 124 130 108 121 122 158 165 134 Loss on extinguishment of debt - 24 - 1,077 1,112 977 16.1% 15.6% 14.0% 44 27 59 (5.0) - - - 47 - 1,116 1,186 1,036 16.7% 16.6% 14.8% Loss on sale of Finder Adjusted EBIT - Segment Adjusted EBIT % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Gain on AMS Chino ($ in millions) Revenue Earnings from continuing operations Add back: Corporate expense Interest expense, net

19 Reconciliation of Free Cash Flow, EPS to Adjusted EPS, and Adjusted EBIT Conversion Margin Range 2021 Guidance for Earnings per Share (GAAP) $5.92 $6.02 Acquisition-related amortization, net $0.73 Rightsizing and other costs, net $0.10 2021 Guidance for Adjusted Earnings per Share (Non-GAAP) $6.75 $6.85 Note: Numbers may not add due to rounding ($ millions) Q1 2021 Q1 2020 Net Cash Provided by Operating Activities 177 76 Capital Expenditures (31) (40) Free Cash Flow 146 36 Free Cash Flow as a % of Earnings 62.7% 20.2% Free Cash Flow as a % of Adjusted Earnings 55.5% 17.6%185.4% Free Cash Flow as a % of Revenue 7.8% 2.2%185.4% Free Cash Flow ($ in millions) Q1 2021 Q1 2020 ∆ Revenue 1,868 1,656 212 Adjusted EBIT - Segment 357 264 93 EBIT Conversion Margin 44% EBIT Conversion Margin

20 Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, and gain on dispositions. Adjusted Net Earnings Margin: is defined as adjusted net earnings divided by revenue. Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares. Total Segment Earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses. Total Segment Earnings (EBIT) Margin: is defined as total segment earnings (EBIT) divided by revenue. Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, and gain on dispositions Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference between adjusted EBIT margin for the current period and the prior period. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Adjusted EBIT Conversion Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Free cash flow as a percentage of adjusted net earnings equals free cash flow divided by adjusted net earnings. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the first quarter.

21 Performance Measure Definitions Definitions of Performance Measures: Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends. Organic Bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends. Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. Book-to-Bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same period. This metric is a useful indicator of demand. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.